PRESS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2002

J.P. MORGAN CHASE & CO. TABLE OF CONTENTS

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — REPORTED BASIS (in millions, except per share and ratio data)

						2QTR 2002						YTD 2002
	2QTR	1QTR	4QTR	3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002	2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

REVENUE

Investment Banking Fees	$785	$755	$931	$811	$929	4%		(16)%		$1,540	$1,870	(18)%

Trading Revenue	731	1,299	355	1,301	1,261	(44)		(42)		2,030	3,262	(38)

Fees and Commissions	2,885	2,584	2,493	2,397	2,460	12		17		5,469	4,591	19

Private Equity — Realized Gains (Losses)	(10)	(10)	81	204	(46)	—		78		(20)	366	NM

Private Equity — Unrealized Gains (Losses)	(115)	(228)	(505)	(311)	(783)	50		85		(343)	(1,068)	68

Securities Gains	124	114	202	142	67	9		85		238	522	(54)

Other Revenue	292	157	151	218	280	86		4		449	532	(16)

Total Noninterest Revenue	4,692	4,671	3,708	4,762	4,168	—		13		9,363	10,075	(7)

Interest Income	6,498	6,286	6,823	7,709	8,469	3		(23)		12,784	17,649	(28)

Interest Expense	3,616	3,359	3,879	5,050	5,688	8		(36)		6,975	12,450	(44)

Net Interest Income	2,882	2,927	2,944	2,659	2,781	(2)		4		5,809	5,199	12

Revenue before Provision for Loan Losses	7,574	7,598	6,652	7,421	6,949	—		9		15,172	15,274	(1)

Provision for Loan Losses	821	753	1,468	745	525	9		56		1,574	972	62

TOTAL NET REVENUE	6,753	6,845	5,184	6,676	6,424	(1)		5		13,598	14,302	(5)

EXPENSE

Compensation Expense	2,761	2,823	2,622	2,860	3,026	(2)		(9)		5,584	6,362	(12)

Occupancy Expense	365	338	334	339	327	8		12		703	675	4

Technology and Communications Expense	629	665	640	663	674	(5)		(7)		1,294	1,328	(3)

Merger and Restructuring Costs	229	255	841	876	478	(10)		(52)		484	806	(40)

Amortization of Intangibles	92	69	187	182	183	33		(50)		161	360	(55)

Other Expense	1,118	1,208	1,128	1,087	1,151	(7)		(3)		2,326	2,306	1

TOTAL NONINTEREST EXPENSE	5,194	5,358	5,752	6,007	5,839	(3)		(11)		10,552	11,837	(11)

Income (Loss) before Income Tax Expense and Effect of Accounting Change	1,559	1,487	(568)	669	585	5		166		3,046	2,465	24

Income Tax Expense (Benefit)	531	505	(236)	220	207	5		157		1,036	863	20

INCOME BEFORE EFFECT OF ACCOUNTING CHANGE	1,028	982	(332)	449	378	5		172		2,010	1,602	25

Net Effect of Change in Accounting Principle	—	—	—	—	—	NM		NM		—	(25)	NM

NET INCOME (LOSS)	$1,028	$982	$(332)	$449	$378	5		172		$2,010	$1,577	27

NET INCOME (LOSS) PER SHARE (a)

Basic	$0.51	$0.49	$(0.18)	$0.22	$0.18	4		183		$1.00	$0.78	28

Diluted	0.50	0.48	(0.18)	0.22	0.18	4		178		0.99	0.76	30

PERFORMANCE RATIOS

Return on Average Assets	0.56%	0.55%	NM	0.24%	0.21%	1	bp	35	bp	0.56%	0.43%	13	bp

Return on Average Common Equity	10.0	9.7	NM	4.2	3.5	30		650		9.8	7.5	230

FULL-TIME EQUIVALENT EMPLOYEES (b)	95,878	96,938	95,812	96,633	97,224	(1)%		(1)%

Note: Prior periods have been restated to conform with current methodologies.

(a)	Basic and diluted earnings per share have been reduced by $0.01 in the first six months of 2001 due to the impact of the adoption of SFAS 133 relating to the accounting for derivative instruments and hedging activities.

(b)	Represents actual period end amount for each respective quarter.

J.P. MORGAN CHASE & CO. LINES OF BUSINESS FINANCIAL HIGHLIGHTS SUMMARY (in millions, except per share and ratio data)

							2QTR 2002						YTD 2002
	2QTR	1QTR	4QTR		3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002	2002	2001		2001	2001	1Q 2002		2Q 2001		2002	2001	2001

OPERATING REVENUE

Investment Bank	$3,093	$3,608	$3,080		$3,542	$3,711	(14)%		(17)%		$6,701	$8,034	(17)%

Treasury & Securities Services	985	934	937		973	962	5		2		1,919	1,915	—

Investment Management & Private Banking	691	729	719		726	789	(5)		(12)		1,420	1,592	(11)

Retail & Middle Market Financial Services	3,504	3,154	2,953		2,877	2,769	11		27		6,658	5,448	22

Corporate (a)	(186)	(203)	(321)		(250)	(123)	8		(51)		(389)	(402)	3

OPERATING REVENUE EXCLUDING JPMP	8,087	8,222	7,368		7,868	8,108	(2)		—		16,309	16,587	(2)

JPMorgan Partners	(179)	(303)	(452)		(177)	(886)	41		80		(482)	(799)	40

OPERATING REVENUE (b)	$7,908	$7,919	$6,916		$7,691	$7,222	—		9		$15,827	$15,788	—

EARNINGS

Investment Bank	$485	$750	$372		$706	$785	(35)		(38)		$1,235	$1,812	(32)

Treasury & Securities Services	177	145	157		172	152	22		16		322	314	3

Investment Management & Private Banking	118	125	95		118	116	(6)		2		243	217	12

Retail & Middle Market Financial Services	686	533	335		427	428	29		60		1,219	854	43

Corporate (a)	(122)	(155)	(258)		(136)	(85)	21		(44)		(277)	(270)	(3)

OPERATING EARNINGS EXCLUDING JPMP	1,344	1,398	701		1,287	1,396	(4)		(4)		2,742	2,927	(6)

JPMorgan Partners	(165)	(248)	(345)		(154)	(610)	33		73		(413)	(614)	33

OPERATING EARNINGS (b)	1,179	1,150	356		1,133	786	3		50		2,329	2,313	1

Special Items & Net Effect of Change in Acctng Principle	(151)	(168)	(579)		(587)	(312)	10		52		(319)	(549)	42

Amortization of Goodwill, Net of Taxes	—	—	(109)		(97)	(96)	NM		NM		—	(187)	NM

NET INCOME (LOSS) (b)	$1,028	$982	$(332)		$449	$378	5		172		$2,010	$1,577	27

EARNINGS PER SHARE — DILUTED

OPERATING EARNINGS EXCLUDING JPMP	$0.66	$0.69	$0.34		$0.63	$0.68	(4)		(3)		$1.35	$1.42	(5)

Impact of JPMP	(0.08)	(0.12)	(0.17)		(0.08)	(0.30)	33		73		(0.20)	(0.30)	33

OPERATING EARNINGS (b)	0.58	0.57	0.17		0.55	0.38	2		53		1.15	1.12	3

Special Items & Net Effect of Change in Acctng Principle	(0.08)	(0.09)	(0.29)		(0.29)	(0.15)	11		47		(0.16)	(0.27)	41

Amortization of Goodwill, Net of Taxes	—	—	(0.05)		(0.04)	(0.05)	NM		NM		—	(0.09)	NM

NET INCOME (LOSS) (b)	$0.50	$0.48	$(0.18	)(c)	$0.22	$0.18	4		178		$0.99	$0.76	30

OPERATING RETURN ON COMMON EQUITY

Investment Bank	10.4%	15.9%	7.7%		15.2%	16.7%	(550	)bp	(630	)bp	13.2%	18.7%	(550	)bp

Treasury & Securities Services	22.9	19.8	21.5		23.3	19.8	310		310		21.4	21.2	20

Investment Management & Private Banking	7.8	8.4	6.1		7.6	7.3	(60)		50		8.1	6.7	140

Retail & Middle Market Financial Services	26.0	20.9	13.7		17.8	18.5	510		750		23.5	18.9	460

OPERATING RETURN ON COMMON EQUITY (b)	11.4	11.4	3.3		10.7	7.4	—		400		11.4	11.0	40

(a)	Includes Support Units and the effects remaining at the corporate level after the implementation of management accounting policies.

(b)	Represents consolidated JPMorgan Chase.

(c)	Diluted EPS is reported as $(0.18) which is the same as basic EPS, instead of $(0.17), since using diluted average shares outstanding would cause antidilution. As a result, the net loss earnings per share does not foot by $(0.01).

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS EXCLUDING JPMORGAN PARTNERS (in millions, except per share and ratio data)

						2QTR 2002						YTD 2002
	2QTR	1QTR	4QTR	3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002	2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

OPERATING REVENUE

Investment Banking Fees	$785	$755	$932	$812	$928	4%		(15)%		$1,540	$1,870	(18)%

Trading-Related Revenue (Including Trading NII)	1,123	1,710	896	1,608	1,587	(34)		(29)		2,833	3,735	(24)

Fees and Commissions	2,725	2,466	2,297	2,289	2,403	11		13		5,191	4,472	16

Private Equity — Realized Gains (Losses)	1	3	(26)	—	10	(67)		(90)		4	2	100

Private Equity — Unrealized Gains (Losses)	(1)	14	—	(5)	(16)	NM		94		13	(20)	NM

Securities Gains	124	114	202	142	67	9		85		238	522	(54)

Other Revenue	277	134	158	206	284	107		(2)		411	533	(23)

Net Interest Income (Excluding Trading NII)	3,053	3,026	2,909	2,816	2,845	1		7		6,079	5,473	11

TOTAL OPERATING REVENUE	8,087	8,222	7,368	7,868	8,108	(2)		—		16,309	16,587	(2)

OPERATING EXPENSE

Compensation Expense	2,723	2,782	2,583	2,826	2,993	(2)		(9)		5,505	6,286	(12)

Noncompensation Expense	2,158	2,232	2,085	2,092	2,150	(3)		—		4,390	4,288	2

TOTAL OPERATING EXPENSE	4,881	5,014	4,668	4,918	5,143	(3)		(5)		9,895	10,574	(6)

Credit Costs	1,155	1,074	1,732	1,015	798	8		45		2,229	1,486	50

Operating Income before Taxes	2,051	2,134	968	1,935	2,167	(4)		(5)		4,185	4,527	(8)

Income Taxes	707	736	267	648	771	(4)		(8)		1,443	1,600	(10)

OPERATING EARNINGS	$1,344	$1,398	$701	$1,287	$1,396	(4)		(4)		$2,742	$2,927	(6)

OPERATING BASIS

Diluted Earnings per Share	$0.66	$0.69	$0.34	$0.63	$0.68	(4)		(3)		$1.35	$1.42	(5)

Return on Common Equity	15.1%	16.2%	7.7%	14.3%	15.8%	(110	)bp	(70	)bp	15.6%	16.8%	(120	)bp

Overhead Ratio	60	61	63	63	63	(100)		(300)		61	64	(300)

Compensation Expense as a % of Operating Revenue	34	34	35	36	37	—		(300)		34	38	(400)

Noncompensation Expense as a % of Operating Revenue	27	27	28	27	27	—		—		27	26	100

J.P. MORGAN CHASE & CO. STATEMENT OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

						2QTR 2002						YTD 2002
	2QTR	1QTR	4QTR	3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002	2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

OPERATING REVENUE

Investment Banking Fees	$785	$755	$931	$811	$929	4%		(16)%		$1,540	$1,870	(18)%

Trading-Related Revenue (Including Trading NII)	1,136	1,720	904	1,614	1,594	(34)		(29)		2,856	3,761	(24)

Fees and Commissions	2,745	2,493	2,340	2,297	2,422	10		13		5,238	4,504	16

Private Equity — Realized Gains (Losses)	(10)	(10)	81	204	(46)	—		78		(20)	366	NM

Private Equity — Unrealized Gains (Losses)	(115)	(228)	(505)	(311)	(783)	50		85		(343)	(1,068)	68

Securities Gains	124	114	202	142	67	9		85		238	522	(54)

Other Revenue	273	137	138	209	280	99		(3)		410	537	(24)

Net Interest Income (Excluding Trading NII)	2,970	2,938	2,825	2,725	2,759	1		8		5,908	5,296	12

TOTAL OPERATING REVENUE	7,908	7,919	6,916	7,691	7,222	—		9		15,827	15,788	—

OPERATING EXPENSE

Compensation Expense	2,761	2,823	2,622	2,860	3,026	(2)		(9)		5,584	6,362	(12)

Noncompensation Expense	2,204	2,280	2,138	2,125	2,188	(3)		1		4,484	4,381	2

TOTAL OPERATING EXPENSE	4,965	5,103	4,760	4,985	5,214	(3)		(5)		10,068	10,743	(6)

Credit Costs	1,155	1,074	1,732	1,015	798	8		45		2,229	1,486	50

Operating Income before Taxes	1,788	1,742	424	1,691	1,210	3		48		3,530	3,559	(1)

Income Taxes	609	592	68	558	424	3		44		1,201	1,246	(4)

OPERATING EARNINGS	$1,179	$1,150	$356	$1,133	$786	3		50		$2,329	$2,313	1

OPERATING BASIS

Diluted Earnings per Share	$0.58	$0.57	$0.17	$0.55	$0.38	2		53		$1.15	$1.12	3

SVA	(57)	(59)	(915)	(136)	(481)	3		88		(116)	(196)	41

Return on Managed Assets	0.62%	0.63%	0.19%	0.59%	0.42%	(1	)bp	20	bp	0.63%	0.62%	1	bp

Return on Common Equity	11.4	11.4	3.3	10.7	7.4	—		400		11.4	11.0	40

Overhead Ratio	63	64	69	65	72	(100)		(900)		64	68	(400)

Common Dividend Payout Ratio	59	60	199	61	89	(100)		(3,000)		60	60	—

Effective Tax Rate	34	34	16	33	35	—		(100)		34	35	(100)

Compensation Expense as a % of Operating Revenue	35	36	38	37	42	(100)		(700)		35	40	(500)

Noncompensation Expense as a % of Operating Revenue	28	29	31	28	30	(100)		(200)		28	28	—

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

						2QTR 2002				YTD 2002
	2QTR	1QTR	4QTR	3QTR	2QTR	Over (Under)		YEAR TO DATE		Over (Under)
	2002	2002	2001	2001	2001	1Q 2002	2Q 2001	2002	2001	2001

REVENUE

TRADING REVENUE

Reported	$731	$1,299	$355	$1,301	$1,261	(44)%	(42)%	$2,030	$3,262	(38)%

Trading-Related NII	405	421	549	313	333	(4)	22	826	499	66

Operating	$1,136	$1,720	$904	$1,614	$1,594	(34)	(29)	$2,856	$3,761	(24)

CREDIT CARD REVENUE (a)

Reported	$669	$587	$662	$548	$465	14	44	$1,256	$898	40

Credit Card Securitizations	(140)	(91)	(153)	(100)	(38)	54	NM	(231)	(87)	166

Operating	$529	$496	$509	$448	$427	7	24	$1,025	$811	26

OTHER REVENUE

Reported	$292	$157	$151	$218	$280	86	4	$449	$532	(16)

Credit Card Securitizations	(19)	(20)	(13)	(9)	—	(5)	NM	(39)	5	NM

Operating	$273	$137	$138	$209	$280	99	(3)	$410	$537	(24)

NET INTEREST INCOME

Reported	$2,882	$2,927	$2,944	$2,659	$2,781	(2)	4	$5,809	$5,199	12

Credit Card Securitizations	493	432	430	379	311	14	59	925	596	55

Trading-Related NII	(405)	(421)	(549)	(313)	(333)	(4)	22	(826)	(499)	66

Operating	$2,970	$2,938	$2,825	$2,725	$2,759	1	8	$5,908	$5,296	12

TOTAL REVENUE

Reported	$7,574	$7,598	$6,652	$7,421	$6,949	—	9	$15,172	$15,274	(1)

Credit Card Securitizations	334	321	264	270	273	4	22	655	514	27

Total Operating Revenue	$7,908	$7,919	$6,916	$7,691	$7,222	—	9	$15,827	$15,788	—

EXPENSE

Reported	$5,194	$5,358	$5,752	$6,007	$5,839	(3)	(11)	$10,552	$11,837	(11)

Merger and Restructuring Costs	(229)	(255)	(841)	(876)	(478)	(10)	(52)	(484)	(806)	(40)

Amortization of Goodwill	—	—	(151)	(146)	(147)	NM	NM	—	(288)	NM

Operating Expense	$4,965	$5,103	$4,760	$4,985	$5,214	(3)	(5)	$10,068	$10,743	(6)

CREDIT COSTS

Provision for Loan Losses — Reported	$821	$753	$1,468	$745	$525	9	56	$1,574	$972	62

Credit Card Securitizations	334	321	264	270	273	4	22	655	514	27

Credit Costs — Operating	$1,155	$1,074	$1,732	$1,015	$798	8	45	$2,229	$1,486	50

(a)	Included in Fees and Commissions.

J.P. MORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratios)

						2QTR 2002						YTD 2002
	2QTR	1QTR	4QTR	3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002	2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Trading Revenue (Including Trading NII)	$1,105	$1,694	$1,020	$1,500	$1,551	(35)%		(29)%		$2,799	$3,646	(23)%

Investment Banking Fees	783	741	933	806	920	6		(15)		1,524	1,859	(18)

Net Interest Income	638	715	786	758	707	(11)		(10)		1,353	1,389	(3)

Fees and Commissions	419	380	363	349	357	10		17		799	778	3

All Other Revenue	148	78	(22)	129	176	90		(16)		226	362	(38)

TOTAL OPERATING REVENUE	3,093	3,608	3,080	3,542	3,711	(14)		(17)		6,701	8,034	(17)

EXPENSE:

Compensation Expense	1,157	1,181	1,136	1,256	1,349	(2)		(14)		2,338	2,952	(21)

Noncompensation Expense	859	929	741	891	925	(8)		(7)		1,788	1,884	(5)

TOTAL OPERATING EXPENSE	2,016	2,110	1,877	2,147	2,274	(4)		(11)		4,126	4,836	(15)

Operating Margin	1,077	1,498	1,203	1,395	1,437	(28)		(25)		2,575	3,198	(19)

Credit Costs	306	282	617	268	167	9		83		588	262	124

Operating Income Before Taxes	771	1,216	586	1,127	1,270	(37)		(39)		1,987	2,936	(32)

Income Taxes	286	466	214	421	485	(39)		(41)		752	1,124	(33)

OPERATING EARNINGS	$485	$750	$372	$706	$785	(35)		(38)		$1,235	$1,812	(32)

Average Common Equity	$18,564	$19,018	$18,812	$18,309	$18,711	(2)		(1)		$18,790	$19,355	(3)

Average Assets	503,526	467,117	510,573	513,143	506,204	8		(1)		485,422	508,469	(5)

SVA	(75)	182	(202)	147	217	NM		NM		107	643	(83)

Return on Common Equity	10.4%	15.9%	7.7%	15.2%	16.7%	(550	)bp	(630	)bp	13.2%	18.7%	(550	)bp

Overhead Ratio	65	58	61	61	61	700		400		62	60	200

Compensation Expense as a % of Operating Revenue	37	33	37	35	36	400		100		35	37	(200)

TRADING-RELATED REVENUE AND COMMISSIONS (a)

Equities	$355	$419	$290	$425	$645	(15)%		(45)%		$774	$1,390	(44)%

Fixed Income and Other	1,051	1,538	995	1,308	1,177	(32)		(11)		2,589	2,834	(9)

Total	$1,406	$1,957	$1,285	$1,733	$1,822	(28)		(23)		$3,363	$4,224	(20)

INVESTMENT BANKING FEES

Advisory	$192	$191	$268	$330	$303	1		(37)		$383	$647	(41)%

Underwriting and Other Fees	591	550	665	476	617	7		(4)		1,141	1,212	(6)

Total	$783	$741	$933	$806	$920	6		(15)		$1,524	$1,859	(18)

MARKET SHARE/ RANKINGS: (b)

Global Syndicated Loans	28.8%/#1	21.9%/#1	24.5%/#1	21.8%/#1	30.9%/#1					25.9%/#1	29.2%/#1

U.S. Investment Grade Bonds	17.7%/#2	15.9%/#2	13.2%/#2	14.7%/#2	13.5%/#2					16.7%/#2	14.5%/#2

Euro-Denominated Corporate International Bonds	5.4%/#7	5.8%/#4	6.1%/#7	9.5%/#1	8.3%/#2					5.6%/#5	6.8%/#2

Global Equity and Equity-Related	6.1%/#6	4.9%/#6	5.0%/#8	5.0%/#7	1.7%/#9					5.5%/#7	2.1%/#10

U.S. Equity and Equity-Related	8.4%/#6	4.5%/#7	7.8%/#5	5.5%/#7	1.8%/#8					6.2%/#6	1.5%/#9

Global Announced M&A	19.5%/#1	11.6%/#8	26.2%/#4	30.9%/#5	12.2%/#8					16.0%/#5	15.6%/#6

Note: Prior periods have been restated to conform with current methodologies.

(a)	Includes Trading Revenue (including trading NII), and brokerage commissions which are primarily reported within Fees and Commissions.

(b)	Derived from Thomson Financial Securities Data. Global announced M&A based on rank value; all others based on proceeds, with full credit to each book manager/equal if joint.

J.P. MORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios)

						2QTR 2002						YTD 2002
	2QTR	1QTR	4QTR	3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002	2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Fees and Commissions	$609	$587	$565	$556	$568	4%		7%		$1,196	$1,116	7%

Net Interest Income	323	313	327	354	337	3		(4)		636	693	(8)

All Other Revenue	53	34	45	63	57	56		(7)		87	106	(18)

TOTAL OPERATING REVENUE	985	934	937	973	962	5		2		1,919	1,915	—

EXPENSE:

Compensation Expense	301	304	275	288	289	(1)		4		605	588	3

Noncompensation Expense	411	405	419	419	438	1		(6)		816	840	(3)

TOTAL OPERATING EXPENSE	712	709	694	707	727	—		(2)		1,421	1,428	—

Operating Margin	273	225	243	266	235	21		16		498	487	2

Credit Costs	(1)	1	4	1	2	NM		NM		—	2	NM

Operating Income Before Taxes	274	224	239	265	233	22		18		498	485	3

Income Taxes	97	79	82	93	81	23		20		176	171	3

OPERATING EARNINGS	$177	$145	$157	$172	$152	22		16		$322	$314	3

Average Common Equity	$3,081	$2,960	$2,877	$2,910	$3,054	4		1		$3,021	$2,969	2

Average Assets	18,321	16,373	17,823	18,378	18,558	12		(1)		17,352	17,831	(3)

SVA	84	56	69	83	60	50		40		140	135	4

Return on Common Equity	22.9%	19.8%	21.5%	23.3%	19.8%	310	bp	310	bp	21.4%	21.2%	20	bp

Overhead Ratio	72	76	74	73	76	(400)		(400)		74	75	(100)

OPERATING REVENUE BY BUSINESS:

Treasury Services	$331	$334	$350	$345	$333	(1)%		(1)%		$665	$655	2%

Investor Services	428	392	392	434	427	9		—		820	862	(5)

Institutional Trust Services	221	203	190	189	197	9		12		424	388	9

Other	5	5	5	5	5	—		—		10	10	—

Total Treasury & Securities Services	$985	$934	$937	$973	$962	5		2		$1,919	$1,915	—

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. INVESTMENT MANAGEMENT & PRIVATE BANKING FINANCIAL HIGHLIGHTS (in millions, except ratios)

							2QTR 2002						YTD 2002
	2QTR		1QTR	4QTR	3QTR	2QTR	Over (Under)				YEAR TO DATE		Over (Under)
	2002		2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Fees and Commissions	$532		$561	$552	$554	$586	(5)%		(9)%		$1,093	$1,176	(7)%

Net Interest Income	106		105	131	122	132	1		(20)		211	266	(21)

All Other Revenue	53		63	36	50	71	(16)		(25)		116	150	(23)

TOTAL OPERATING REVENUE	691		729	719	726	789	(5)		(12)		1,420	1,592	(11)

EXPENSE:

Compensation Expense	239		271	279	292	328	(12)		(27)		510	695	(27)

Noncompensation Expense	281		275	296	279	310	2		(9)		556	621	(10)

TOTAL OPERATING EXPENSE	520		546	575	571	638	(5)		(18)		1,066	1,316	(19)

Operating Margin	171		183	144	155	151	(7)		13		354	276	28

Credit Costs	23		23	30	3	2	—		NM		46	2	NM

Operating Income Before Taxes	148		160	114	152	149	(8)		(1)		308	274	12

Income Taxes	30		35	19	34	33	(14)		(9)		65	57	14

OPERATING EARNINGS	$118		$125	$95	$118	$116	(6)		2		$243	$217	12

Average Common Equity	$6,012		$5,975	$6,013	$6,070	$6,227	1		(3)		$5,993	$6,333	(5)

Average Assets	32,989		34,690	33,602	33,951	33,329	(5)		(1)		33,835	34,038	(1)

SVA	(64)		(53)	(89)	(67)	(73)	(21)		12		(117)	(165)	29

Return on Common Equity	7.8%		8.4%	6.1%	7.6%	7.3%	(60	)bp	50	bp	8.1%	6.7%	140	bp

Overhead Ratio	75		75	80	79	81	—		(600)		75	83	(800)

(in billions)

ASSETS UNDER MANAGEMENT (a)(b)	$541	(c)	$581	$602	$582	$609	(7)%		(11)%

Private Banking	132	(c)	139	138	135	142	(5)		(7)

Institutional	341	(c)	373	404	390	406	(9)		(16)

Retail	68	(c)	69	60	57	61	(1)		11

ASSETS UNDER MANAGEMENT	$541	(c)	$581	$602	$582	$609	(7)		(11)

Americas	375	(c)	417	438	421	431	(10)		(13)

Europe and Asia	166	(c)	164	164	161	178	1		(7)

ASSETS UNDER MANAGEMENT	$541	(c)	$581	$602	$582	$609	(7)		(11)

Fixed Income and Cash	293	(c)	312	328	313	312	(6)		(6)

Equities and Other	248	(c)	269	274	269	297	(8)		(16)

CLIENT POSITIONS (b)(d)

Private Banking	$277	(c)	$276	$299	$300	$314	—		(12)

Note: Prior periods have been restated to conform with current methodologies.

(a)	Assets under management represent assets actively managed by Investment Management & Private Banking on behalf of institutional and Private Banking clients. Excludes assets managed at American Century Companies Inc.

(b)	Assets under management and client positions restated for transfer of certain clients to RMMFS.

(c)	Estimated

(d)	Client Positions represent assets under management as well as custody, restricted stock, deposit, brokerage and loan accounts.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS FINANCIAL HIGHLIGHTS (in millions, except ratios)

						2QTR 2002				YTD 2002
						Over (Under)		YEAR TO DATE		Over (Under)

	2QTR 2002	1QTR 2002	4QTR 2001	3QTR 2001	2QTR 2001	1Q 2002	2Q 2001	2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Private Equity:

Realized Gains (Losses)	$(11)	$(13)	$107	$204	$(56)	15%	80%	$(24)	$364	NM

Unrealized Gains (Losses)	(114)	(242)	(505)	(306)	(767)	53	85	(356)	(1,048)	66%

Total Private Equity Gains (Losses)	(125)	(255)	(398)	(102)	(823)	51	85	(380)	(684)	44

Net Interest Income (Loss)	(83)	(88)	(84)	(91)	(86)	6	3	(171)	(177)	3

Fees and Other Revenue	29	40	30	16	23	(28)	26	69	62	11

TOTAL OPERATING REVENUE	(179)	(303)	(452)	(177)	(886)	41	80	(482)	(799)	40

EXPENSE:

Compensation Expense	38	41	39	34	33	(7)	15	79	76	4

Noncompensation Expense	46	48	53	33	38	(4)	21	94	93	1

TOTAL OPERATING EXPENSE	84	89	92	67	71	(6)	18	173	169	2

Operating Income (Loss) Before Taxes	(263)	(392)	(544)	(244)	(957)	33	73	(655)	(968)	32

Income Taxes (Benefit)	(98)	(144)	(199)	(90)	(347)	(32)	(72)	(242)	(354)	(32)

OPERATING EARNINGS (LOSS)	$(165)	$(248)	$(345)	$(154)	$(610)	33	73	$(413)	$(614)	33

Average Common Equity	$5,493	$5,708	$6,131	$6,120	$6,601	(4)	(17)	$5,600	$6,868	(18)

Average Assets	10,153	10,599	11,717	11,357	12,235	(4)	(17)	10,375	12,940	(20)

SVA	(372)	(461)	(579)	(387)	(860)	19	57	(833)	(1,131)	26

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. JPMORGAN PARTNERS INVESTMENT PORTFOLIO — PRIVATE AND PUBLIC SECURITIES (in millions, except ratios)

						Jun 30, 2002

						Over (Under)

	Jun 30th 2002	Mar 31st 2002	Dec 31st 2001	Sep 30th 2001	Jun 30th 2001	Mar 31, 02	Jun 30, 01

PORTFOLIO INFORMATION

Public Securities (133 companies)(a)(b)

Carrying Value	$695	$705	$998	$1,149	$1,680	(1)%	(59)%

Cost	860	809	802	829	974	6	(12)

Private Direct Securities (949 companies)(b)

Carrying Value	5,707	6,054	6,289	6,371	6,089	(6)	(6)

Cost	7,066	7,317	7,544	7,322	6,998	(3)	1

Private Fund Investments (319 funds)(b)

Carrying Value	1,827	1,794	1,910	2,108	2,086	2	(12)

Cost	2,164	2,119	2,182	2,217	2,201	2	(2)

Total Investment Portfolio - Carrying Value	$8,229	$8,553	$9,197	$9,628	$9,855	(4)	(16)

Total Investment Portfolio - Cost	$10,090	$10,245	$10,528	$10,368	$10,173	(2)	(1)

Public Securities Investments at June 30, 2002
(dollars and shares in millions)

			Quoted
			Public
	Symbol	Shares	Value	Cost

JetBlue Airways Corporation	JBLU	3.4	$157	$20

Encore Acquisition Company	EAC	4.9	85	34

Guitar Center Inc.	GTRC	3.6	67	39

Fisher Scientific International, Inc.	FSH	2.4	66	21

Triton PCS Holdings, Inc.	TPC	16.0	62	70

dj Orthopedics, Inc.	DJO	5.9	48	54

1-800-FLOWERS.COM, Inc.	FLWS	3.9	44	14

United Auto Group, Inc.	UAG	2.0	42	24

AT&T Wireless Services, Inc. (c)	AWE	7.0	41	5

Wild Oats Markets, Inc.	OATS	2.3	38	19

Top Ten Public Securities			$650	$300

Other Public Securities (123 companies)			356	560

Total Public Securities (133 companies)			$1,006	$860

(a)  Publicly traded positions only.

(b)  Represents the number of companies and funds at June 30, 2002.

(c)  Does not include 3.3 million shares held directly by the holding company, received upon a distribution from JPMP.

J.P. MORGAN CHASE & CO. RETAIL & MIDDLE MARKET FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios)

										YTD
										2002
						2QTR 2002				Over
						Over (Under)		YEAR TO DATE		(Under)

	2QTR 2002	1QTR 2002	4QTR 2001	3QTR 2001	2QTR 2001	1Q 2002	2Q 2001	2002	2001	2001

OPERATING INCOME STATEMENT

REVENUE:

Net Interest Income	$2,141	$2,049	$1,859	$1,823	$1,761	4%	22%	$4,190	$3,439	22%

Fees and Commissions	1,169	931	809	820	879	26	33	2,100	1,384	52

Securities Gains	19	(13)	61	1	—	NM	NM	6	316	(98)

All Other Revenue	175	187	224	233	129	(6)	36	362	309	17

TOTAL OPERATING REVENUE	3,504	3,154	2,953	2,877	2,769	11	27	6,658	5,448	22

EXPENSE:

Compensation Expense	689	656	608	623	603	5	14	1,345	1,176	14

Noncompensation Expense	981	911	896	847	842	8	17	1,892	1,662	14

TOTAL OPERATING EXPENSE	1,670	1,567	1,504	1,470	1,445	7	16	3,237	2,838	14

Operating Margin	1,834	1,587	1,449	1,407	1,324	16	39	3,421	2,610	31

Credit Costs	736	726	925	722	629	1	17	1,462	1,226	19

Operating Income Before Taxes	1,098	861	524	685	695	28	58	1,959	1,384	42

Income Taxes	412	328	189	258	267	26	54	740	530	40

OPERATING EARNINGS	$686	$533	$335	$427	$428	29	60	$1,219	$854	43

Average Common Equity	$10,558	$10,261	$9,596	$9,449	$9,215	3	15	$10,410	$9,002	16

Average Managed Assets(a)	179,483	179,535	169,828	167,961	168,023	—	7	179,509	164,534	9

SVA	368	225	42	139	148	64	149	593	310	91

Return on Common Equity	26.0%	20.9%	13.7%	17.8%	18.5%	510bp	750bp	23.5%	18.9%	460 bp

Overhead Ratio	48	50	51	51	52	(200)	(400)	49	52	(300)

RETAIL & MIDDLE MARKET FINANCIAL SERVICES’ BUSINESSES

CARDMEMBER SERVICES:

Operating Revenues	$1,492	$1,359	$1,261	$1,149	$1,072	10%	39%	$2,851	$2,072	38%

Operating Earnings	178	151	176	129	113	18	58	329	208	58

HOME FINANCE:

Operating Revenues	$772	$527	$441	$467	$413	46	87	$1,299	$774	68

Operating Earnings	268	132	89	122	99	103	171	400	189	112

REGIONAL BANKING GROUP:

Operating Revenues	$726	$743	$754	$789	$809	(2)	(10)	$1,469	$1,630	(10)

Operating Earnings	90	126	108	126	131	(29)	(31)	216	273	(21)

MIDDLE MARKETS:

Operating Revenues	$329	$335	$313	$322	$321	(2)	2	$664	$650	2

Operating Earnings	94	84	66	76	62	12	52	178	131	36

AUTO FINANCE:

Operating Revenues	$167	$171	$164	$140	$136	(2)	23	$338	$248	36

Operating Earnings	82	33	36	33	36	148	128	115	58	98

Note: Prior periods have been restated to conform with current methodologies.

(a)  Excludes the impact of credit card securitizations.

J.P. MORGAN CHASE & CO. RETAIL & MIDDLE MARKET FINANCIAL SERVICES BUSINESS-RELATED METRICS

													YTD
													2002
							2QTR 2002						Over
							Over (Under)				YEAR TO DATE		(Under)
	2QTR		1QTR	4QTR	3QTR	2QTR
	2002		2002	2001	2001	2001	1Q 2002		2Q 2001		2002	2001	2001

Cardmember Services - Managed Basis

End-of-Period Outstandings (in billions)	$49.5		$48.9	$41.6	$38.9	$38.3	1%		29%		$49.5	$38.3	29%

Total Purchases & Cash Advances (a) (in billions)	20.9		18.9	20.3	17.9	17.8	11		17		39.8	34.0	17

Total Accounts (in millions)	28.1		27.7	23.9	23.4	22.4	1		25		28.1	22.4	25

Net Charge-Off Ratio	6.41%		5.82%	5.56%	5.74%	5.57%	59	bp	84	bp	6.13%	5.49%	64	bp

Overhead Ratio	34		34	34	34	34	—		—		34	36	(200)

Regional Banking Group

Total Average Deposits (in billions)	$71.4		$70.5	$67.1	$66.5	$66.6	1%		7%		$70.9	$66.6	6%

Total Average Assets Under Management(b) (in billions)	103.5		103.1	101.2	100.3	100.0	—		4		103.3	100.1	3

Number of Branches	533		538	531	533	537	(1)		(1)		533	537	(1)

Number of ATMs	1,878		1,895	1,907	1,875	1,904	(1)		(1)		1,878	1,904	(1)

Number of Online Customers (in thousands)	1,066		1,003	937	876	811	6		31		1,066	811	31

Overhead Ratio	78%		74%	73%	70%	69%	400	bp	900	bp	76%	68%	800	bp

Home Finance

Originations (in billions)	$26.5		$32.7	$50.4	$47.4	$54.4	(19)%		(51)%		$59.2	$86.4	(31)%

Loans Serviced (in billions)	436	(c)	426	430	427	409	2		7		436	409	7

Total Average Loans Owned (in billions)	54.1		56.9	57.3	57.0	55.8	(5)		(3)		55.5	53.8	3

Number of Customers (in millions)	4.0	(c)	4.0	4.0	4.1	4.0	—		—		4.0	4.0	—

Net Charge-Off Ratio	0.30%		0.21%	0.21%	0.20%	0.14%	9	bp	16	bp	0.25%	0.15%	10	bp

Overhead Ratio	39		55	64	55	60	(1,600)		(2,100)		46	59	(1,300)

Middle Markets

Total Average Loans (in billions)	$13.7		$13.9	$14.5	$14.6	$14.7	(1)%		(7)%		$13.8	$14.8	(7)%

Total Average Deposits (in billions)	25.2		23.6	20.9	18.9	18.8	7		34		24.4	18.7	30

Nonperforming Average Loans as a % of Total Average Loans	1.88%		2.16%	2.16%	2.15%	2.28%	(28	)bp	(40	)bp	2.02%	2.42%	(40	)bp

Overhead Ratio	53		51	58	53	56	200		(300)		52	54	(200)

Auto Finance

Loan and Lease Receivables (in billions)	$29.3		$28.8	$28.4	$27.2	$26.2	2%		12%		$29.3	$26.2	12%

Origination Volume (in billions)	5.2		5.8	5.6	5.2	4.8	(10)		8		10.9	9.1	20

Market Share	4.2	%(c)	5.2%	5.2%	4.2%	3.9%	(100	)bp	30	bp	5.0%	3.9%	110	bp

Net Charge-Off Ratio	0.38		0.55	0.71	0.50	0.42	(17)		(4)		0.46	0.46	—

Overhead Ratio	35		34	33	37	37	100		(200)		34	38	(400)

(a)  Sum of total customer purchases, cash advances and balance transfers.

(b)  Assets under management includes deposits.

(c)  Estimated

SUPPLEMENTAL DETAIL

J.P. MORGAN CHASE & CO. NONINTEREST REVENUE AND NONINTEREST EXPENSE DETAIL ON A REPORTED BASIS (in millions)

										YTD
										2002
						2QTR 2002				Over
						Over (Under)		YEAR TO DATE		(Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2002	2002	2001	2001	2001	1Q 2002	2Q 2001	2002	2001	2001

NONINTEREST REVENUE

Investment Banking Fees:

Advisory	$189	$191	$271	$329	$308	(1)%	(39)%	$380	$648	(41)%

Underwriting and Other Fees	596	564	660	482	621	6	(4)	1,160	1,222	(5)

Total	$785	$755	$931	$811	$929	4	(16)	$1,540	$1,870	(18)

Trading-Related Revenue:(a)

Equities	$120	$223	$101	$251	$450	(46)	(73)	$343	$955	(64)

Fixed Income and Other	1,016	1,497	803	1,363	1,144	(32)	(11)	2,513	2,806	(10)

Total	$1,136	$1,720	$904	$1,614	$1,594	(34)	(29)	$2,856	$3,761	(24)

Fees and Commissions:

Investment Management, Custody and Processing Services	$981	$992	$987	$960	$988	(1)	(1)	$1,973	$2,004	(2)

Credit Card Revenue	669	587	662	548	465	14	44	1,256	898	40

Brokerage and Investment Services	333	304	305	268	308	10	8	637	671	(5)

Mortgage Servicing Fees, Net of Amortization and Writedowns	257	48	(81)	9	75	NM	NM	305	(158)	NM

Other Lending-Related Service Fees	128	130	118	125	122	(2)	5	258	252	2

Deposit Service Charges	273	290	277	262	258	(6)	6	563	484	16

Other Fees	244	233	225	225	244	5	—	477	440	8

Total	$2,885	$2,584	$2,493	$2,397	$2,460	12	17	$5,469	$4,591	19

Other Revenue:

Residential Mortgage Origination/Sales Activities	$146	$100	$162	$157	$152	46	(4)	$246	$257	(4)

All Other Revenue	146	57	(11)	61	128	156	14	203	275	(26)

Total	$292	$157	$151	$218	$280	86	4	$449	$532	(16)

NONINTEREST EXPENSE

Other Expense:

Professional Services	$311	$307	$289	$267	$288	1	8	$618	$583	6

Outside Services	240	249	213	232	220	(4)	9	489	443	10

Marketing	144	146	179	137	144	(1)	—	290	285	2

Travel and Entertainment	112	101	78	116	137	11	(18)	213	259	(18)

All Other	311	405	369	335	362	(23)	(14)	716	736	(3)

Total	$1,118	$1,208	$1,128	$1,087	$1,151	(7)	(3)	$2,326	$2,306	1

Note: Prior periods have been restated to conform with current methodologies.

(a)  Includes trading-related net interest income.

J.P. MORGAN CHASE & CO. CONSOLIDATED BALANCE SHEET (in millions)

						Jun 30, 2002
						Over (Under)

	Jun 30th 2002	Mar 31st 2002	Dec 31st 2001	Sep 30th 2001	Jun 30th 2001	Mar 31, 02	Jun 30, 01

ASSETS

Cash and Due from Banks	$21,878	$22,637	$22,600	$22,299	$24,219	(3)%	(10)%

Deposits with Banks	10,517	9,691	12,743	9,341	11,903	9	(12)

Federal Funds Sold and Securities Purchased under Resale Agreements	71,740	76,719	63,727	78,997	61,308	(6)	17

Securities Borrowed	48,429	40,880	36,580	37,499	38,296	18	26

Trading Assets:

Debt and Equity Instruments	159,746	144,992	118,248	165,143	139,135	10	15

Derivative Receivables	69,858	63,224	71,157	85,407	68,910	10	1

Securities	64,526	61,225	59,760	66,468	68,488	5	(6)

Loans (Net of Allowance for Loan Losses)	207,080	209,541	212,920	219,411	216,245	(1)	(4)

Goodwill	8,089	8,055	8,336	8,477	8,640	—	(6)

Other Intangibles:

Mortgage Servicing Rights	5,689	6,918	6,579	5,731	7,073	(18)	(20)

Purchased Credit Card Relationships	1,426	1,508	519	542	568	(5)	151

All Other Intangibles	313	327	44	64	74	(4)	NM

Private Equity Investments	8,229	8,553	9,197	9,628	9,855	(4)	(16)

Other Assets	63,026	58,238	71,165	90,293	57,988	8	9

TOTAL ASSETS	$740,546	$712,508	$693,575	$799,300	$712,702	4	4

LIABILITIES

Deposits:

Noninterest-Bearing	$73,529	$72,659	$76,974	$72,734	$64,231	1	14

Interest-Bearing	220,300	209,378	216,676	208,870	212,573	5	4

Total Deposits	293,829	282,037	293,650	281,604	276,804	4	6

Federal Funds Purchased and Securities Sold under Repurchase Agreements	162,656	152,837	128,445	181,775	155,062	6	5

Commercial Paper	14,561	23,726	18,510	19,299	19,985	(39)	(27)

Other Borrowed Funds	17,352	16,968	10,835	21,941	18,418	2	(6)

Trading Liabilities:

Debt and Equity Instruments	67,952	71,141	52,988	58,594	53,571	(4)	27

Derivative Payables	55,575	44,997	56,063	70,817	62,373	24	(11)

Accounts Payable, Accrued Expenses and Other Liabilities (Including the Allowance for Credit Losses)	38,083	36,910	47,813	75,231	38,157	3	—

Long-Term Debt	42,363	37,322	39,183	42,315	40,917	14	4

Guaranteed Preferred Beneficial Interests in the Firm’s Junior Subordinated Deferrable Interest Debentures	5,439	5,439	4,439	4,439	4,439	—	23

TOTAL LIABILITIES	697,810	671,377	651,926	756,015	669,726	4	4

PREFERRED STOCK OF SUBSIDIARY	—	—	550	550	550	NM	NM

STOCKHOLDERS’ EQUITY

Preferred Stock	1,009	1,009	1,009	1,009	1,025	—	(2)

Common Stock	2,020	2,016	1,997	1,993	1,990	—	2

Capital Surplus	13,111	12,783	12,495	12,244	12,000	3	9

Retained Earnings	27,605	27,278	26,993	28,021	28,265	1	(2)

Accumulated Other Comprehensive Income (Loss)	79	(909)	(442)	267	(834)	NM	NM

Treasury Stock, at Cost	(1,088)	(1,046)	(953)	(799)	(20)	(4)	NM

TOTAL STOCKHOLDERS’ EQUITY	42,736	41,131	41,099	42,735	42,426	4	1

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$740,546	$712,508	$693,575	$799,300	$712,702	4	4

Note: Prior periods have been restated to conform with current methodologies.

J.P. MORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEET AND ANNUALIZED YIELDS (in millions, except rates)

										YTD
										2002
						2QTR 2002				Over
						Over (Under)		YEAR TO DATE		(Under)

	2QTR 2002	1QTR 2002	4QTR 2001	3QTR 2001	2QTR 2001	1Q 2002	2Q 2001	2002	2001	2001

AVERAGE BALANCES

ASSETS

Deposits with Banks	$9,287	$12,326	$10,810	$8,583	$9,535	(25)%	(3)%	$10,798	$8,531	27%

Federal Funds Sold and Securities Purchased under Resale Agreements	83,317	81,004	85,582	80,396	86,556	3	(4)	82,166	84,706	(3)

Securities and Trading Assets	201,512	180,951	188,988	200,161	194,736	11	3	191,288	197,789	(3)

Securities Borrowed	46,537	41,739	39,213	38,122	38,006	11	22	44,152	37,635	17

Loans	211,495	217,847	218,625	224,125	217,447	(3)	(3)	214,654	218,285	(2)

Total Interest- Earning Assets	552,148	533,867	543,218	551,387	546,280	3	1	543,058	546,946	(1)

Noninterest- Earning Assets	182,798	184,779	196,557	185,891	189,488	(1)	(4)	183,783	186,430	(1)

TOTAL ASSETS	$734,946	$718,646	$739,775	$737,278	$735,768	2	—	$726,841	$733,376	(1)

LIABILITIES

Interest-Bearing Deposits	$221,687	$218,049	$223,314	$207,430	$215,987	2	3	$219,879	$216,366	2

Federal Funds Purchased and Securities Sold under Repurchase Agreements	166,919	153,662	164,714	170,708	167,126	9	—	160,327	159,940	—

Commercial Paper	18,514	18,901	17,134	21,307	17,818	(2)	4	18,706	17,890	5

Other Borrowings(a)	78,614	67,408	55,388	67,218	63,038	17	25	73,042	66,801	9

Long-Term Debt	42,482	43,046	44,964	44,788	45,173	(1)	(6)	42,762	46,303	(8)

Total Interest- Bearing Liabilities	528,216	501,066	505,514	511,451	509,142	5	4	514,716	507,300	1

Noninterest- Bearing Liabilities	164,832	175,800	191,098	182,757	183,118	(6)	(10)	170,285	182,670	(7)

TOTAL LIABILITIES	693,048	676,866	696,612	694,208	692,260	2	—	685,001	689,970	(1)

PREFERRED STOCK OF SUBSIDIARY	—	354	550	550	550	NM	NM	176	550	(68)

Preferred Stock	1,009	1,009	1,009	1,017	1,239	—	(19)	1,009	1,362	(26)

Common Stockholders’ Equity	40,889	40,417	41,604	41,503	41,719	1	(2)	40,655	41,494	(2)

TOTAL STOCKHOLDERS’ EQUITY	41,898	41,426	42,613	42,520	42,958	1	(2)	41,664	42,856	(3)

TOTAL LIABILITIES, PREFERRED STOCK OF SUBSIDIARY AND STOCKHOLDERS’ EQUITY	$734,946	$718,646	$739,775	$737,278	$735,768	2	—	$726,841	$733,376	(1)

AVERAGE RATES

INTEREST- EARNING ASSETS

Deposits with Banks	3.31%	2.96%	3.76%	4.64%	4.65%	35bp	(134)bp	3.11%	5.90%	(279)bp

Federal Funds Sold and Securities Purchased under Resale Agreements	2.58	2.45	3.18	4.19	4.98	13	(240)	2.52	5.41	(289)

Securities and Trading Assets	5.18	5.35	5.40	5.51	5.90	(17)	(72)	5.26	5.88	(62)

Securities Borrowed	1.49	1.77	2.00	3.17	3.66	(28)	(217)	1.63	4.50	(287)

Loans	5.95	5.87	5.97	6.54	7.55	8	(160)	5.91	7.91	(200)

Total Interest- Earning Assets	4.74	4.79	5.00	5.56	6.23	(5)	(149)	4.76	6.52	(176)

INTEREST- BEARING LIABILITIES

Interest-Bearing Deposits	2.38	2.49	2.52	3.48	3.94	(11)	(156)	2.44	4.43	(199)

Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.06	2.07	2.63	3.81	4.29	(1)	(223)	2.07	4.95	(288)

Commercial Paper	1.84	1.76	2.30	3.53	4.39	8	(255)	1.80	5.18	(338)

Other Borrowings	5.24	4.81	6.17	5.31	6.04	43	(80)	5.04	5.83	(79)

Long-Term Debt	3.10	3.35	3.58	4.43	5.63	(25)	(253)	3.22	6.00	(278)

Total Interest- Bearing Liabilities	2.75	2.72	3.04	3.92	4.48	3	(173)	2.73	4.95	(222)

TOTAL INVESTABLE FUNDS	2.63	2.55	2.83	3.63	4.17	8	(154)	2.59	4.59	(200)

INTEREST RATE SPREAD	1.99%	2.07%	1.96%	1.64%	1.75%	(8)	24	2.03%	1.57%	46

NET INTEREST MARGIN	2.11%	2.24%	2.17%	1.93%	2.06%	(13)	5	2.17%	1.93%	24

NET INTEREST MARGIN ADJUSTED FOR SECURITIZATIONS	2.36%	2.47%	2.39%	2.13%	2.22%	(11)	14	2.41%	2.09%	32

(a)	Includes securities sold but not yet purchased.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions, except ratios)

							June 30, 2002
							Over (Under)

	Jun 30th 2002		Mar 31st 2002	Dec 31st 2001	Sep 30th 2001	Jun 30th 2001	Mar 31, 02	Jun 30, 01

CREDIT-RELATED ASSETS

COMMERCIAL LOANS

Domestic Commercial	$67,124		$64,068	$66,436	$77,712	$74,563	5%	(10)%

Foreign Commercial	37,577		37,684	38,428	38,866	38,227	—	(2)

Total Commercial Loans	104,701		101,752	104,864	116,578	112,790	3	(7)

Derivative and FX Contracts	69,858		63,224	71,157	85,407	68,910	10	1

TOTAL COMMERCIAL CREDIT-RELATED	174,559		164,976	176,021	201,985	181,700	6	(4)

CONSUMER LOANS

Credit Card - Reported	21,036		24,746	19,387	19,255	19,531	(15)	8

Credit Card - Securitizations	27,499		23,225	21,424	18,724	17,753	18	55

Credit Card - Managed	48,535		47,971	40,811	37,979	37,284	1	30

1-4 Family Residential Mortgages	52,669		54,460	59,430	55,160	56,743	(3)	(7)

Auto Financings	26,666		26,002	25,667	24,448	23,322	3	14

Other Consumer(a)	7,014		7,586	8,096	7,844	7,532	(8)	(7)

TOTAL MANAGED CONSUMER LOANS	134,884		136,019	134,004	125,431	124,881	(1)	8

TOTAL MANAGED CREDIT- RELATED ASSETS	$309,443		$300,995	$310,025	$327,416	$306,581	3	1

NONPERFORMING ASSETS AND RATIOS

COMMERCIAL LOANS

Domestic Commercial	$1,402		$1,399	$1,275	$1,438	$1,528	—	(8)

Foreign Commercial	1,110		960	722	580	362	16	207

Total Commercial Loans	2,512		2,359	1,997	2,018	1,890	6	33

Derivative and FX Contracts	144		155	170	46	88	(7)	64

TOTAL	2,656		2,514	2,167	2,064	1,978	6	34

CONSUMER LOANS

Credit Card - Reported	18		19	22	23	25	(5)	(28)

Credit Card - Securitizations	—		—	—	—	—	NM	NM

Credit Card - Managed	18		19	22	23	25	(5)	(28)

1-4 Family Residential Mortgages	275		351	280	273	263	(22)	5

Auto Financings	103		98	118	110	97	5	6

Other Consumer (a)	54		66	79	53	16	(18)	238

Total Consumer Loans	450		534	499	459	401	(16)	12

TOTAL	3,106		3,048	2,666	2,523	2,379	2	31

Assets Acquired in Loan Satisfactions	142		130	124	123	119	9	19

TOTAL	3,248		3,178	2,790	2,646	2,498	2	30

Other Receivables (b)	1,130		1,130	1,130	—	—	—	NM

TOTAL NONPERFORMING ASSETS	$4,378	(c)	$4,308	$3,920	$2,646	$2,498	2	75

TOTAL NONPERFORMING ASSETS TO TOTAL ASSETS	0.59%		0.60%	0.57%	0.33%	0.35%	(1)bp	24bp

PAST DUE 90 DAYS AND OVER AND ACCRUING

COMMERCIAL LOANS
Domestic Commercial	$29		$42	$30	$19	$48	(31)%	(40)%

Foreign Commercial	2		10	5	44	34	(80)	(94)

TOTAL COMMERCIAL CREDIT-RELATED	31		52	35	63	82	(40)	(62)

CONSUMER LOANS
Credit Card - Reported	505		619	449	394	326	(18)	55

Credit Card - Securitizations	457		478	457	348	374	(4)	22

Credit Card - Managed	962		1,097	906	742	700	(12)	37

1-4 Family Residential Mortgages	—		—	—	—	—	NM	NM

Auto Financings	—		—	1	1	1	NM	NM

Other Consumer (a)	37		45	36	28	66	(18)	(44)

TOTAL CONSUMER LOANS	999		1,142	943	771	767	(13)	30

TOTAL CR.-REL. ACCRUING ASSETS PAST DUE 90 DAYS	$1,030		$1,194	$978	$834	$849	(14)	21

(a)	Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured revolving lines of credit and foreign consumer loans.

(b)	This amount relates to the Enron-related surety receivables and letter of credit, which are the subject of litigation with credit-worthy entities. These receivables are classified in Other Assets at June 30, 2002.

(c)	Nonperforming assets have not been reduced for credit protection (single name credit default swaps and collateralized loan obligations) aggregating $37 million related to nonperforming counterparties. Nonperforming assets exclude nonaccrual loans held for sale (“HFS”) of $126 million, including $44 million of nonaccrual residential mortgages transferred to the HFS portfolio after recording charge-offs of $15 million during the second quarter of 2002. HFS loans are carried at lower of cost or market and declines in value are recorded in Other Revenue.

J.P. MORGAN CHASE & CO. CREDIT-RELATED INFORMATION (CONT.) (in millions, except ratios)

										YTD
										2002
						2QTR 2002				Over
						Over (Under)		YEAR TO DATE		(Under)
	2QTR	1QTR	4QTR	3QTR	2QTR
	2002	2002	2001	2001	2001	1Q 2002	2Q 2001	2002	2001	2001

NET CHARGE-OFFS

COMMERCIAL LOANS

Domestic Commercial	$181	$207	$388	$126	$177	(13)%	2%	$388	$303	28%

Foreign Commercial	112	113	45	63	35	(1)	220	225	57	295

TOTAL COMMERCIAL LOANS	293	320	433	189	212	(8)	38	613	360	70

CONSUMER LOANS

Credit Card - Reported	433	337	274	264	234	28	85	770	452	70

Credit Card - Securitizations	334	321	264	270	273	4	22	655	514	27

Credit Card - Managed	767	658	538	534	507	17	51	1,425	966	48

1-4 Family Residential Mortgages	21	13	18	15	7	62	200	34	17	100

Auto Financings	29	38	50	32	26	(24)	12	67	55	22

Other Consumer	45	45	43	45	46	—	(2)	90	88	2

TOTAL CONSUMER LOANS	862	754	649	626	586	14	47	1,616	1,126	44

TOTAL MANAGED NET CHARGE-OFFS	$1,155	$1,074	$1,082	$815	$798	8	45	$2,229	$1,486	50

NET CHARGE-OFF RATES - ANNUALIZED

COMMERCIAL LOANS

Domestic Commercial	1.13%	1.24%	2.04%	0.59%	0.90%	(11)bp	23bp	1.18%	0.76%	42bp

Foreign Commercial	1.24	1.34	0.53	0.79	0.46	(10)	78	1.29	0.35	94

TOTAL COMMERCIAL LOANS	1.17	1.27	1.58	0.65	0.77	(10)	40	1.22	0.64	58

CONSUMER LOANS

Credit Card - Reported	7.67	5.78	5.74	5.47	4.69	189	298	6.71	4.59	212

Credit Card - Securitizations	5.30	5.98	5.23	5.82	6.55	(68)	(125)	5.61	6.20	(59)

Credit Card - Managed	6.42	5.87	5.48	5.64	5.54	55	88	6.15	5.33	82

1-4 Family Residential Mortgages	0.16	0.09	0.12	0.10	0.05	7	11	0.12	0.06	6

Auto Financings	0.43	0.58	0.79	0.53	0.46	(15)	(3)	0.50	0.51	(1)

Other Consumer	2.35	2.16	2.12	2.33	2.30	19	5	2.25	2.11	14

TOTAL CONSUMER LOANS	2.53	2.22	1.98	1.96	1.89	31	64	2.38	1.87	51

TOTAL MANAGED NET CHARGE-OFF RATES	1.96	1.82	1.80	1.33	1.37	14	59	1.89	1.28	61

ALLOWANCE FOR LOAN LOSSES AND RATIOS

Allowance for Loan Losses (a)	$5,006	$5,005	$4,524	$3,874	$3,673	—%	36%

To Total Loans	2.36%	2.33%	2.08%	1.74%	1.67%	3bp	69bp

To Total Nonperforming Loans	169	173	181	156	160	(400)	900

To Total Nonperforming Assets	114	116	115	146	147	(200)	(3,300)

ALLOWANCE COMPONENTS (a)

Commercial Specific and Expected	$1,806	$1,798	$1,724	$1,768	$1,650	—%	9%

Consumer Expected	2,387	2,518	2,105	1,694	1,637	(5)	46

Total Specific and Expected	4,193	4,316	3,829	3,462	3,287	(3)	28

Residual Component	813	689	695	412	386	18	111

Total	$5,006	$5,005	$4,524	$3,874	$3,673	—	36

(a)  Represents period end balances for each respective quarter.

J.P. MORGAN CHASE & CO. CAPITAL

												YTD
												2002
							2QTR 2002					Over
							Over (Under)		YEAR TO DATE			(Under)
	2QTR		1QTR	4QTR	3QTR	2QTR
	2002		2002	2001	2001	2001	1Q 2002	2Q 2001	2002		2001	2001

SOURCES AND USES OF TIER 1 CAPITAL

(in billions)

Sources of Free Cash Flow

Operating Earnings Less Dividends	$0.5	(a)	$0.5	$(0.3)	$0.4	$0.1	—%	NM	$1.0	(a)	$0.9	11%

Plus: Preferred Stock and Equivalents/Other Items	(0.6	)(a)	0.2	(0.7)	(0.4)	(0.6)	NM	—%	(0.4	)(a)	(0.4)	—

Less: Capital for Internal Asset Growth	0.4	(a)	0.5	1.4	(1.3)	(0.5)	(20)	NM	0.9	(a)	(1.0)	NM

Total Sources of Free Cash Flow	$0.3		$1.2	$0.4	$(1.3)	$(1.0)	(75)	NM	$1.5		$(0.5)	NM

Uses of Free Cash Flow

Increases (Decreases) in Capital Ratios	$0.6	(a)	$1.4	$0.5	$(1.8)	$(0.7)	(57)	NM	$2.0	(a)	$0.4	NM

Acquisitions	—	(a)	—	—	—	—	NM	NM	—	(a)	0.1	NM

Repurchases Net of Stock Issuances	(0.3	)(a)	(0.2)	(0.1)	0.5	(0.3)	(50)	—	(0.5	)(a)	(1.0)	50

Total Uses of Free Cash Flow	$0.3		$1.2	$0.4	$(1.3)	$(1.0)	(75)	NM	$1.5		$(0.5)	NM

COMMON SHARES OUTSTANDING

(in millions)

Basic Weighted- Average Shares Outstanding	1,982.6		1,978.2	1,969.6	1,975.3	1,978.4	—	—	1,980.4		1,972.6	—

Diluted Weighted- Average Shares Outstanding	2,016.0		2,005.8	2,007.4	2,020.9	2,033.6	1	(1)	2,011.0		2,033.0	(1)

Common Shares Outstanding - at Period End	1,993.4		1,990.2	1,973.4	1,972.9	1,989.2	—	—	1,993.4		1,989.2	—

CASH DIVIDENDS DECLARED PER SHARE	$0.34		$0.34	$0.34	$0.34	$0.34	—	—	$0.68		$0.68	—

BOOK VALUE PER SHARE	20.93		20.16	20.32	21.15	20.81	4	1

SHARE PRICE

High	$38.75		$39.68	$40.95	$46.01	$50.60	(2)	(23)	$39.68		$59.19	(33)

Low	30.15		26.70	31.30	29.04	39.21	13	(23)	26.70		37.58	(29)

Close	33.92		35.65	36.35	34.15	44.60	(5)	(24)	33.92		44.60	(24)

CAPITAL RATIOS

Tier I Capital Ratio	8.7	%(a)	8.6%	8.3%	8.2%	8.7%	10bp	—bp

Total Capital Ratio	12.6	(a)	12.5	11.9	11.6	12.2	10	40

Tier I Leverage	5.4	(a)	5.4	5.2	5.3	5.4	—	—

Note: Prior periods have been restated to conform with current methodologies.

(a)  Estimated

J.P. MORGAN CHASE & CO. Glossary of Terms

Average Managed Assets: Excludes the impact of credit card securitizations.

bp: Denotes basis points; 100 bp equals 1%.

Corporate: Includes Support Units and the effects remaining at the corporate level after the implementation of management accounting policies.

JPMorgan Partners (“JPMP”): JPMorgan Chase’s private equity business. Public securities held by JPMP are marked-to-market at the quoted public value less liquidity discounts, with the resulting unrealized gains/losses included in the income statement. JPMP’s valuation policy for public securities incorporates the use of liquidity discounts and price averaging methodologies in certain circumstances to take into account the fact that JPMP cannot immediately realize the quoted public values as a result of the regulatory, corporate, or other contractual sales restrictions generally imposed on these holdings. Private investments are initially carried at cost, which is viewed as an approximation of fair value. The carrying value of private investments is adjusted to reflect valuation changes resulting from unaffiliated party transactions and for evidence of a decline in value.

Managed Credit Card Receivables or Managed Basis: JPMorgan Chase uses this terminology to refer to its credit card receivables on the balance sheet plus securitized credit card receivables.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger and restructuring costs, special items, credit card securitizations and the amortization of goodwill.

Other Consumer Loans: Consists of installment loans (direct and indirect types of consumer finance), student loans, unsecured lines of credit and foreign consumer.

Overhead Ratio: Operating expense (excluding merger and restructuring costs and special items) as a percentage of the operating revenues.

Reported Basis: Financial statements prepared under generally accepted accounting principles. The reported basis includes the impact of credit card securitizations, merger and restructuring costs, special items, and the net effect of the change in accounting principle.

Segment Results - All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

SFAS 133: As a result of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 133 “Accounting for Derivative Instruments and Hedging Activities”, net income for the first half of 2001 includes the cumulative effect of a transition adjustment of $(25) million, net of taxes. The impact on each of basic and diluted earnings per share was $(0.01).

SFAS 142: Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

Shareholder Value Added (“SVA”): Represents operating earnings minus preferred dividends and an explicit charge for capital.

Special Items: Includes merger and restructuring costs and special items.

Trading-Related Revenue: Includes net interest income (“NII”) attributable to trading activities.

Unaudited: The financial statements and information included throughout this document are unaudited.